SCHEDULE 14C INFORMATION
INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO.)

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NATIONWIDE VARIABLE INSURANCE TRUST
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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1) Title of each class of securities to which transaction applies:

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2) Aggregate number of securities to which transaction applies:

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3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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4) Proposed maximum aggregate value of transaction:

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NATIONWIDE VARIABLE INSURANCE TRUST
1000 Continental Drive, Suite 400
King of Prussia, Pennsylvania 19406
(800) 848-6331

July 17, 2009

Dear Shareholders:

     The enclosed Information Statement details a recent subadviser change relating to the NVIT Multi-Manager Large Cap Growth Fund, NVIT Multi-Manager Mid Cap Growth Fund, NVIT Multi-Manager Small Company Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund and Neuberger Berman NVIT Socially Responsible Fund (the “Funds”), each a series of Nationwide Variable Insurance Trust (the “Trust”).

     Neuberger Berman Holdings LLC, the parent company of the Funds’ subadviser, Neuberger Berman Management LLC (“Neuberger Berman”), recently was sold to Neuberger Berman Group LLC (“NB Group”), a newly independent company (the “Transaction”). Prior to that date, Neuberger Berman Holdings LLC was a wholly-owned subsidiary of Lehman Brothers Holdings Inc. Upon completion of the Transaction on May 4, 2009, an “assignment” of Neuberger Berman’s subadvisory agreements with the Trust occurred, causing such subadvisory agreements to terminate automatically. At a meeting of the Board of Trustees of the Trust (the “Board”) held on March 12, 2009, in anticipation of completion of the Transaction, the Board approved a new Subadvisory Agreement with Neuberger Berman, which took effect immediately upon the closing of the Transaction (the “New Subadvisory Agreement”). The New Subadvisory Agreement with Neuberger Berman is identical in all material respects to the Trust’s previous subadvisory agreements with Neuberger Berman (the “Prior Subadvisory Agreements”). In order to ensure continued provision of subadvisory services by Neuberger Berman to the Funds, the Board approved the New Subadvisory Agreement in reliance upon the Manager of Managers Exemptive Order (the “Manager of Managers Order”) the Trust has obtained from the Securities and Exchange Commission, which permits the hiring of an unaffiliated subadviser with Board approval, but without obtaining shareholder approval. However, the Manager of Managers Order instead requires that this Information Statement be sent to you.

     The Board approved the New Subadvisory Agreement upon the recommendation of Nationwide Fund Advisors (“NFA”), the investment adviser to the Funds. This recommendation was based on several factors, including:

  The subadvisory fees payable to Neuberger Berman under the New Subadvisory Agreement will not change from the fees payable under the Prior Subadvisory Agreements; and
  There is expected to be no change to the nature, quality, and extent of the investment advisory services provided by Neuberger Berman to the Funds.

Please read the enclosed Information Statement for additional information.

We look forward to continuing to serve you and the Funds in the future.

Sincerely,

/s/Eric E. Miller
Eric E. Miller
Secretary, Nationwide Variable Insurance Trust

NATIONWIDE VARIABLE INSURANCE TRUST
1000 Continental Drive, Suite 400
King of Prussia, Pennsylvania 19406
(800) 848-6331

INFORMATION STATEMENT

     The Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust (the “Trust”) is furnishing this Information Statement with respect to the NVIT Multi-Manager Small Company Fund, NVIT Multi-Manager Large Cap Growth Fund, NVIT Multi-Manager Mid Cap Growth Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund and Neuberger Berman NVIT Socially Responsible Fund (the “Funds”), each a series of Nationwide Variable Insurance Trust (the “Trust”). All owners (“Contract Owners”) of variable annuity contracts or variable life insurance policies (“variable contracts”) who, as of May 4, 2009, had selected the Funds as an underlying investment option within their variable contract will receive this Information Statement. This Information Statement will be sent to Contract Owners on or about July 31, 2009. The Information Statement is also available online at www.nationwide.com/mutualfunds. The Trust has received an exemptive order (the “Manager of Managers Order”) from the U.S. Securities and Exchange Commission (the “SEC”), which permits Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, to hire new subadvisers which are unaffiliated with NFA, to terminate subadvisory relationships and to make changes to existing subadvisory agreements with the approval of the Board, but without obtaining shareholder approval; provided, among other things, that the Funds send to their shareholders (or, in this case, the Contract Owners who have selected the Funds as an underlying investment option) an information statement describing any new subadviser within 90 days of hiring such subadviser.

     WE ARE NOT ASKING YOU FOR A PROXY OR VOTING INSTRUCTIONS AND WE REQUEST THAT YOU NOT SEND US A PROXY OR VOTING INSTRUCTIONS.

INTRODUCTION

     The Funds are investment portfolios or series of the Trust. The Trust, on behalf of the Funds, has entered into an Investment Advisory Agreement with NFA. Pursuant to the Investment Advisory Agreement, NFA selects one or more subadvisers for the Funds and supervises each Fund’s daily business affairs, subject to the supervision and direction of the Board. NFA selects subadviser(s) it believes will provide the Funds with high quality investment services consistent with each Fund’s investment objective. NFA is responsible for the overall monitoring of the Funds’ subadviser(s), as well as day-to-day management of the portfolio.

     The subadviser to the Funds is independent of NFA, and discharges its responsibilities subject to the oversight and supervision of NFA. The subadviser is paid by NFA from the fees NFA receives from the Funds. In accordance with procedures adopted by the Board of Trustees, a subadviser to the Funds may effect portfolio transactions through an affiliated broker-dealer and receive brokerage commissions in connection therewith as permitted by applicable law. See the section “More about Fees and Expenses” below for further information.

     The purpose of this Information Statement is to report that Neuberger Berman Holdings LLC, the parent company of the Funds’ subadviser, Neuberger Berman Management LLC (“Neuberger Berman”), was sold to Neuberger Berman Group LLC (“NB Group”), a newly independent company (the “Transaction”) effective May 4, 2009. Prior to the Transaction, Neuberger Berman Holdings LLC was a wholly-owned subsidiary of Lehman Brothers Holdings Inc. (“LBHI”). NB Group is majority-owned by an employee group consisting of portfolio managers and senior professionals of the newly independent company and its investment adviser subsidiaries, including Neuberger Berman. LBHI retains a minority interest in NB Group. The Transaction was completed on May 4, 2009, and constituted an “assignment” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Subadvisory Agreements among the Trust, on behalf of the Funds, NFA, and Neuberger Berman (the “Prior Subadvisory Agreements”). As a result, the Prior Subadvisory Agreements terminated automatically upon the completion of the Transaction. At a meeting of the Board of Trustees of the Trust (the “Board”) held on March 12, 2009, in anticipation of completion of the Transaction, the Board approved a new Subadvisory Agreement with Neuberger Berman, which took effect immediately upon the closing of the Transaction (the “New Subadvisory Agreement”). The New Subadvisory Agreement with Neuberger Berman is identical in all material respects to the Trust’s Prior Subadvisory Agreements with Neuberger Berman. The New Subadvisory Agreement combined the terms of both of the Prior Subadvisory Agreements into one document. The decision by the Board to approve the New Subadvisory Agreement, as well as other important information, is described in more detail below.

THE TRANSACTION

     LBHI and NBSH Acquisition, LLC, a newly-formed Delaware limited liability company (“NBSH”), entered into an agreement, dated December 1, 2008, as amended (“Purchase Agreement”), pursuant to which a group consisting of portfolio managers, members of the senior management team and other senior professionals of the Investment Management Division of LBHI (the “Management Members”) through NBSH, or its successor or assigns, acquired the Neuberger Berman business (including Lehman Brothers Asset Management LLC (“LBAM”) and Neuberger Berman Management LLC (“Neuberger Berman”) and certain alternative asset management business of LBHI’s Investment Management Division (collectively, the “Acquired Businesses”). At the closing of the Transaction, 51% of NB Group’s common equity was issued, or reserved for issuance, to the Management Members while 49% was issued to LBHI and/or its affiliates. NB Group is located at 605 Third Avenue, 36th Floor, New York, New York 10158.

     Neuberger Berman, through its subsidiaries, is an investment advisory company with approximately $26.2 billion in assets under management as of June 29, 2009. For more than 69 years, Neuberger Berman has provided clients with a broad range of investment products, services, and strategies for individuals, families, and taxable and non-taxable institutions. Neuberger Berman engages in and provides: wealth management services, including private asset management, tax and financial planning, and personal and institutional trust services; mutual funds, institutional management, and alternative investments; and professional securities services. Neuberger Berman is located at 605 Third Avenue, 2nd Floor, New York, New York 10158.

ASSIGNMENT AND TERMINATION OF THE PRIOR SUBADVISORY AGREEMENTS

     The Transaction had legal implications for the Funds. The Trust, on behalf of the Funds, NFA and Neuberger Berman were parties to subadvisory agreements dated May 1, 2007 for the NVIT Multi-Manager Small Company Fund and March 24, 2008 for the NVIT Multi-Manager Large Cap Growth Fund, NVIT Multi-Manager Mid Cap Growth Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund and Neuberger Berman NVIT Socially Responsible Fund (“Prior Subadvisory Agreements”).

     The Transaction constituted an “assignment” of the Prior Subadvisory Agreements because the Transaction was deemed to be a “change of control” of Neuberger Berman (under the Investment Company Act of 1940 (the “1940 Act”)), and, as result, automatically terminated the Prior Subadvisory Agreements under the 1940 Act and pursuant to the terms of the Prior Subadvisory Agreements.

APPROVAL OF THE NEW SUBADVISORY AGREEMENT

     At the Board’s March 12, 2009 meeting, the Board approved the New Subadvisory Agreement among the Trust, on behalf of the Funds, NFA and Neuberger Berman. The New Subadvisory Agreement

is substantially similar to the Prior Subadvisory Agreements. Because of the Manager of Managers Order, shareholders of the Funds are not required to approve the New Subadvisory Agreement with Neuberger Berman.

BOARD CONSIDERATIONS

     At a regular meeting of the Board on March 12, 2009, the Board, including the Trustees who are not considered “interested persons” under the 1940 Act (“Independent Trustees”), discussed and unanimously approved the New Subadvisory Agreement. The Board reviewed and considered (i) materials provided by Neuberger Berman in advance of the meeting; (ii) a presentation provided by a representative of Neuberger Berman, and (iii) advice from the Trust’s legal counsel and the independent legal counsel to the Trustees who are not “interested persons” of the Trust, NFA or Neuberger Berman (as that term is defined in the 1940 Act)(“Independent Trustees”). The material factors and conclusions that formed the basis for the approval are discussed below.

The Nature, Extent, and Quality of the Services Provided by Neuberger Berman

     Neuberger Berman represented to the Board: (i) that there would be no material changes in the fees or terms of the Prior Subadvisory Agreements and (ii) that key personnel, including portfolio management personnel, at Neuberger Berman are expected to remain in place following the closing of the Transaction. The Board reviewed the nature, extent, and quality of the services that would be provided to the Funds by Neuberger Berman and concluded that the nature, extent, and quality of those services were appropriate and consistent with the terms of the investment advisory and subadvisory agreements and mutual fund industry norms.

Investment Performance

     The Board evaluated the Funds’ investment performance and considered the performance of the portfolio managers who were expected to manage the Funds on behalf of Neuberger Berman. The Board also reviewed comparative performance, based on data provided by Lipper. The Board noted that given the relatively short performance history of the Neuberger Berman NVIT Socially Responsible Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Multi-Manager Large Cap Growth Fund, and NVIT Multi-Manager Mid Cap Growth Fund, information regarding the Funds’ performance may be less predictive than longer-term performance. However, the Board also noted that for each of the Funds, the performance record of the portfolio managers who were expected to manage the Funds on behalf of Neuberger Berman, in combination with various other factors, supported a decision to approve the subadvisory agreement.

Fee Level

     The Board considered the Funds’ overall fee level and noted that the overall expenses of the Funds would remain the same under the subadvisory agreement, as Neuberger Berman’s fees are paid out of the advisory fee that NFA receives from the Funds. The Board concluded that the subadvisory fees to be paid to Neuberger Berman were fair and reasonable.

Economies of Scale

     For the Neuberger Berman NVIT Socially Responsible Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Multi-Manager Large Cap Growth Fund, and NVIT Multi-Manager Mid Cap Growth Fund, the Board noted that the Funds’ asset levels were not currently so large as to warrant formal contractual breakpoints in the investment advisory agreement. The Board also noted that the Funds’ expense caps (excluding 12b-1 and administrative service fees) were a reasonable way to provide the benefits of economies of scale to shareholders at this time. With respect to the NVIT Multi-Manager

Small Company Fund, the Board noted that the Fund invests in a capacity-constrained asset class, which necessarily limits profitability.

Profitability; Fall-Out Benefits

     The Board considered the factor of profitability to Neuberger Berman as a result of the subadvisory relationship with the Funds. In addition, the Board considered whether any “fall-out” or ancillary benefits would accrue to Neuberger Berman as a result of its relationship with the Funds. However, since Neuberger Berman’s subadvisory relationship is new with respect to the Funds, it was not possible to accurately assess either factor at this time.

Terms of the Subadvisory Agreement

     The Board reviewed the terms of the subadvisory agreement and noted that the terms are identical in all material respects as the terms of the subadvisory agreements that the Trust currently has in place with other unaffiliated subadvisers. The Board concluded that the terms were fair and reasonable.

Conclusion

     Based on this information, the Board, including all of the Independent Trustees, concluded that the nature, extent and quality of the subadvisory services to be provided by Neuberger Berman were appropriate for the Funds in light of their investment objectives. The totality of multiple factors taken together, instead of any single factor, informed the Board’s decision. The Board concluded that the approval of the subadvisory agreement was in the best interests of the Funds and their shareholders and unanimously approved the subadvisory agreement.

THE NEW SUBADVISORY AGREEMENT

     The New Subadvisory Agreement, effective as of May 4, 2009, was approved by the Board on March 12, 2009. The material terms of the New Subadvisory Agreement are substantially similar to those of the Prior Subadvisory Agreements, including the fees payable to Neuberger Berman. The New Subadvisory Agreement combined the terms of both of the Prior Subadvisory Agreements into one document. In accordance with the Manager of Managers Order, the New Subadvisory Agreement will not be submitted to the Funds’ shareholders for their approval. The following is a brief summary of the material terms of the New Subadvisory Agreement.

     Term. The New Subadvisory Agreement took effect on May 4, 2009, has an initial term through May 1, 2010 and continues for successive one-year terms thereafter so long as its continuance is approved by the Board. The New Subadvisory Agreement can be terminated on 60 days' written notice by NFA, the Trust, a majority of the outstanding voting securities of the Funds or Neuberger Berman. The New Subadvisory Agreement terminates automatically if assigned by any party.

     Fees. Under the New Subadvisory Agreement, the annual fee payable by NFA to Neuberger Berman (as a percentage of each Fund's average daily net assets) is set forth in the table attached as Exhibit A. The overall advisory fees of the Funds will remain the same under the New Subadvisory Agreement, as Neuberger Berman’s fee is paid out of the advisory fee that NFA receives from the Funds.

     Duties. Under the New Subadvisory Agreement, NFA is responsible for assigning the Funds’ assets to Neuberger Berman and for overseeing and reviewing the performance of Neuberger Berman. Neuberger Berman is required to manage the Funds in accordance with the Funds’ investment objective and policies, subject to the supervision of NFA and the Board.

     Brokerage. Under the New Subadvisory Agreement, Neuberger Berman is authorized to purchase and sell securities on behalf of the Funds through brokers or dealers Neuberger Berman selects and to negotiate commissions to be paid on these transactions. In doing so, Neuberger Berman is required to use reasonable efforts to obtain the most favorable price and execution available but is permitted, subject to certain limitations, to pay brokerage commissions that are higher than what another broker might have charged in return for brokerage and research services.

     Indemnification. Under the New Subadvisory Agreement, Neuberger Berman and its affiliates and controlling persons can not be held liable to NFA, the Trust, the Funds, or the Funds' shareholders in the absence of willful misfeasance, bad faith, gross negligence, reckless disregard of duties under the New Subadvisory Agreement or violation of applicable law.

     The New Subadvisory Agreement provides that nothing in the New Subadvisory Agreement, however, relieves Neuberger Berman from any of its obligations under federal and state securities laws and other applicable law. Under the New Subadvisory Agreement, Neuberger Berman is required to indemnify NFA, the Trust, the Funds, and their respective affiliates and controlling persons for any liability or expenses sustained by them as a result of Neuberger Berman’s willful misfeasance, bad faith, gross negligence, reckless disregard of duties, or violation of applicable laws, as well as under certain other circumstances. The New Subadvisory Agreement also contains provisions pursuant to which NFA is required to indemnify Neuberger Berman and its affiliates for any liability and expenses which may be sustained by Neuberger Berman unless they were the result of Neuberger Berman’s willful misfeasance, bad faith, gross negligence, reckless disregard of duties, or violation of applicable laws.

     Regulatory Pronouncements. The New Subadvisory Agreement also includes provisions arising from regulatory changes. These provisions include a requirement that Neuberger Berman establish and maintain written proxy voting procedures in compliance with current applicable laws and regulations, including, but not limited to, Rule 30b1-4 under the 1940 Act. Also, the provisions include language required by Rule 17a-10 under the 1940 Act that prohibits Neuberger Berman to execute securities transactions under limited circumstances through broker-dealers deemed to be affiliated with the Funds, subject to certain prohibitions on consultations between Neuberger Berman and other subadvisers to funds affiliated with the Funds.

     Further Information. The foregoing description of the New Subadvisory Agreement is only a summary and is qualified in its entirety by reference to the text of the full agreement. A copy of the New Subadvisory Agreement is on file with the SEC and is available (i) in person at the SEC's Public Reference Room in Washington, D.C. (upon payment of any applicable fees); (ii) by mail by sending your request to SEC Public Reference Section, 100 F Street, N.E. Washington, DC 20549-0102 (upon payment of any applicable fees); or (iii) at the SEC's website - http://www.sec.gov - through the EDGAR system.

OTHER INFORMATION ABOUT NEUBERGER BERMAN

     Neuberger Berman is located at 605 Third Avenue, New York, NY 10158. The following table sets forth the name and principal occupation of each principal executive officer and each director of Neuberger Berman. The address of each person listed below is 605 Third Avenue, New York, NY 10158.

NAME	TITLE
Robert John Conti	Senior Vice President
Maxine Lichtenberg Gerson	Senior Vice President, General Counsel and
Secretary
Edward Stephen Grieb	Chief Financial Officer and Treasurer
Chamaine Williams	Chief Compliance Officer, Director of Compliance--I/A Vice President
Joseph Vincent Amato	President

MORE ABOUT FEES AND EXPENSES

     The Funds pay NFA an investment advisory fee at an effective annual rate (as a percentage of the Funds’ average daily net assets) as set forth in the table attached as Exhibit B.

     During the fiscal year ended December 31, 2008, the Funds paid the amounts to NFA as set forth in the table attached as Exhibit C.

ADDITIONAL INFORMATION

     NFA serves as the Funds’ investment adviser pursuant to an Investment Advisory Agreement that was last approved by the Board, including the Independent Trustees, on March 12, 2009. The Investment Advisory Agreement was last approved by Fund shareholders on April 25, 2007. The key features of the Investment Advisory Agreement are described below.

     Advisory Services. Under the Investment Advisory Agreement, NFA, subject to the supervision and direction of the Board: (i) sets overall investment strategy for the Funds; (ii) has overall supervisory responsibility for the general management and investment of the Funds’ assets; (iii) determines the allocation of assets among one or more subadvisers, if any; and (iv) has full investment discretion to make all determinations with respect to the investment of a Funds’ assets not otherwise assigned to a subadviser. With regard to subadvisers, NFA, subject to the supervision and direction of the Board: (i) researches and evaluates each subadviser, if any; (ii) performs initial due diligence on prospective subadvisers; (iii) monitors each subadviser’s ongoing performance; (iv) communicates performance expectations and evaluations to each subadviser; and (v) recommends to the Board whether a subadviser’s contract should be renewed, modified or terminated. NFA also is responsible for recommending changes or additions to the subadvisers and is responsible for compensating each subadviser. Finally, NFA is responsible for providing periodic reports to the Board concerning the Funds’ business and investments as the Board requests.

     Continuance. The Investment Advisory Agreement may be continued from year to year by a majority vote of the Board or by a vote of a majority of outstanding shares of the Funds, provided that, in either case, the terms and the renewal have been approved by the vote of a majority of the Independent Trustees, cast in person, at a meeting called for the purpose of voting on such approval.

     Termination. The Investment Advisory Agreement provides that it may be terminated, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Funds, or by NFA, in each case, upon not more than 60 days’ written notice to the other party. The Investment Advisory Agreement also provides that it will automatically and immediately terminate in the event of its assignment.

     As of May 4, 2009, the Funds had issued outstanding shares in the amounts as set forth in the table attached as Exhibit D.

     As of May 4, 2009, to the Trust’s knowledge, no person, except as set forth in the table at Exhibit E, had or shared voting or investment power over more than 5% of the outstanding shares of any class of the Funds.

     As of May 4, 2009, the Executive Officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of any class of the Funds.

     Although Contract Owners are not being asked to vote on the approval of Neuberger Berman as subadviser to the Funds, the Trust is required by the rules of the SEC to summarize the voting rights of Contract Owners. Whenever a matter affecting the Funds require shareholder approval, a shareholder meeting generally will be held and a proxy statement and proxy/voting instruction forms will be sent to the Funds’ shareholders and to Contract Owners who have selected the Funds as an underlying mutual fund option. Shares of the Funds are available exclusively as a pooled funding vehicle for variable contracts offered by the separate accounts, or sub-accounts thereof, of certain life insurance companies (“Participating Insurance Companies”). The Participating Insurance Companies own shares of the Funds as depositors for the Contract Owners. Thus, individual Contract Owners do not vote on such matters directly because they are not shareholders of the Funds. Rather, the Participating Insurance Companies and their separate accounts are shareholders and will then vote the shares of the Fund attributable to the Contract Owners in accordance with Contract Owners’ voting instructions. If voting instructions are not received, the separate accounts will vote the shares of the Funds for which voting instructions have not been received in proportion (for, against, or abstain) to those for which timely voting instructions have been received. As a result, those Contract Owners that choose to vote, as compared with their actual percentage of ownership of the Funds, may control the outcome of the vote. Each share of the Funds is entitled to one vote, and each fraction of a share is entitled to a proportionate fractional vote. Contract Owners will also be permitted to revoke previously submitted voting instructions in accordance with instructions contained in the proxy statement sent to the Funds’ shareholders and to Contract Owners.

     The foregoing description of Contract Owner voting rights with respect to the Funds is only a brief summary of these rights. Whenever shareholder approval of a matter affecting the Funds is required, the proxy statement sent to shareholders and to Contract Owners will fully describe the voting rights of Contract Owners and the voting procedures that will be followed at the shareholder meeting.

     Currently, Nationwide Fund Distributors LLC (“NFD”), an affiliate of NFA, acts as the Trust’s principal underwriter. Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), an indirect wholly-owned subsidiary of Nationwide Financial Services, Inc. (“Nationwide Financial”), provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. NFM also serves as transfer agent and dividend disbursing agent for the Funds. The address for NFA, NFD, and NFM is 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406.

     NFA is a wholly-owned subsidiary of Nationwide Financial, a holding company which is a direct wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders. The address for each of Nationwide Financial, Nationwide Corporation, Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company is One Nationwide Plaza, Columbus, Ohio 43215.

     No Officer or Trustee of the Trust is an officer, employee, or director of Neuberger Berman, nor do any such Officers or Trustees own securities issued by Neuberger Berman or have any other material direct or indirect interest in Neuberger Berman.

     The Trust will furnish without charge, a copy of the Trust’s most recent Annual Report to shareholders and Semiannual Report to shareholders succeeding the Annual Report, if any, upon request. This request may be made either by writing to the Trust at the address contained on the first page of this Information Statement or by calling toll-free (800) 848-6331. The Annual Report and the Semiannual Report will be mailed to you by first-class mail within three business days of receipt of your request.

By Order of the Board of Trustees of
Nationwide Variable Insurance Trust,

/s/Eric E. Miller
Eric E. Miller, Secretary

July 17, 2009

EXHIBIT A

SUBADVISORY FEES

     The annual fee payable by NFA to Neuberger Berman (as a percentage of the Funds’ average daily net assets under Neuberger Berman’s management) is set forth in the following table.

Fund Name	Subadvisory Fees
NVIT Multi-Manager Large Cap Growth Fund	0.35% on Subadviser Assets up to $100 million
0.30% on Subadviser Assets of $100 million and
more
NVIT Multi-Manager Mid Cap Growth Fund	0.45% on Subadviser Assets up to $250 million;
0.425% on Subadviser Assets of more than $250
million but less than $500 million;
0.40% on Subadviser Assets of $500 million and
more
NVIT Multi-Manager Small Company Fund	0.60% on Subadviser Assets
Neuberger Berman NVIT Multi Cap Opportunities	0.35% on Subadviser Assets up to $500 million;
Fund	0.30% on Subadviser Assets of more than $500
million but less than $1 billion;
0.25% on Subadviser Assets of $1 billion and more
Neuberger Berman NVIT Socially Responsible	0.35% on Subadviser Assets up to $500 million;
Fund	0.30% on Subadviser Assets of more than $500
million but less than $1 billion;
0.25% on Subadviser Assets of $1 billion and more

A-1

EXHIBIT B

INVESTMENT ADVISORY FEES

     The Funds pay NFA an investment advisory fee at an effective annual rate (as a percentage of the Funds’ average daily net assets) as set forth in the following table.

Fund Name	Advisory Fees
NVIT Multi-Manager Large Cap Growth Fund	0.65% of the Fund’s average daily net assets
NVIT Multi-Manager Mid Cap Growth Fund	0.75% of the Fund’s average daily net assets
NVIT Multi-Manager Small Company Fund	0.93% of the Fund’s average daily net assets
Neuberger Berman NVIT Multi Cap Opportunities	0.60% of the Fund’s average daily net assets
Fund
Neuberger Berman NVIT Socially Responsible	0.65% of the Fund’s average daily net assets
Fund

B-1

EXHIBIT C

INVESTMENT ADVISORY FEES PAID TO NFA

     The chart below sets forth the investment advisory fees paid by the Funds to NFA for the fiscal year ended December 31, 2008. The amount indicated is net of waivers and reimbursements.

Fund	Advisory Fees ($)
NVIT Multi-Manager Large Cap Growth Fund	$212,290
NVIT Multi-Manager Mid Cap Growth Fund	$423,253
NVIT Multi-Manager Small Company Fund	$5,602,340
Neuberger Berman NVIT Multi Cap	$(6,623)
Opportunities Fund
Neuberger Berman NVIT Socially Responsible	$799,177
Fund

C-1

EXHIBIT D

     As of May 4, 2009, the Funds had issued outstanding the shares in the amount set forth in the table below.

Fund	Number of Shares Outstanding
NVIT Multi-Manager Large Cap Growth Fund
Class I	70,099.23
Class II	175,977.70
Class Y	20,989,653.81
NVIT Multi-Manager Mid Cap Growth Fund
Class I	13,093,605.40
Class II	20,028,183.72
Class Y	7,953,717.70
NVIT Multi-Manager Small Company Fund
Class I	26,882,528.45
Class II	3,694,002.53
Class III	154,142.11
Class IV	1,817,373.50
Class Y	810,950.77
Neuberger Berman NVIT Multi Cap Opportunities
Fund
Class I	420,700.71
Class II	575,471.26
Neuberger Berman NVIT Socially Responsible
Fund
Class I	974,060.06
Class II	4,3282,909.33
Class Y	0

D-1

EXHIBIT E

     As of May 4, 2009, to the Trust’s knowledge, no person, except as set forth in the table below, had or shared voting or investment power over more than 5% of the outstanding shares of any class (collectively, the “shares”) of the Funds:

Name and Address of Shareholder	Number of Shares	Percentage of the Class
	Beneficially Owned	Held by the Shareholder

NVIT Multi-Manager Large Cap Growth Fund Class I
SECURITY DISTRIBUTORS, INC.	61,030.158	87.06%
ONE SECURITY BENEFIT PLACE
TOPEKA KS 66636-0001

NATIONWIDE INVESTMENT SERVICES CORP.	4,852.139	6.92%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE
COLUMBUS OH 43215

NATIONWIDE INVESTMENT SERVICES CORP.	4,216.932	6.02%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

NVIT Multi-Manager Mid Cap Growth Fund Class I
SECURITY DISTRIBUTORS, INC.	6,430,511.109	49.11%
ONE SECURITY BENEFIT PLACE
TOPEKA KS 66636-

NATIONWIDE INVESTMENT SERVICES CORPC/O	5,452,691.957	41.64%
IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

NATIONWIDE INVESTMENT SERVICES CORP.	1,057,352.017	8.08%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

Neuberger Berman NVIT Multi Cap Opportunities
Fund Class I
SECURITY DISTRIBUTORS, INC.	333,026.994	79.16%
ONE SECURITY BENEFIT PLACE
TOPEKA KS 66636-0001

NATIONWIDE MUTUAL INSURANCE COMPANY	82,108.108	19.52%
1 NATIONWIDE PLAZA 1-33-13
ATTN DARREN R COBLE
COLUMBUS OH 43215-2220

Neuberger Berman NVIT Socially Responsible Fund
Class I
SECURITY DISTRIBUTORS, INC.	974,060.059	100.00%
ONE SECURITY BENEFIT PLACE
TOPEKA KS 66636-0001

Neuberger Berman NVIT Multi Cap Opportunities
Fund Class II

SECURITY DISTRIBUTORS, INC.	574,471.255	99.83%
ONE SECURITY BENEFIT PLACE
TOPEKA KS 66636-0001

Neuberger Berman NVIT Socially Responsible Fund
Class II

SECURITY DISTRIBUTORS, INC.	43,186,092.438	99.78%
ONE SECURITY BENEFIT PLACE
TOPEKA KS 66636-0001

NVIT Multi-Manager Large Cap Growth Fund Class II

SECURITY DISTRIBUTORS, INC.	174,973.944	99.43%
ONE SECURITY BENEFIT PLACE
TOPEKA KS 66636-0001

NVIT Multi-Manager Mid Cap Growth Fund Class II
SECURITY DISTRIBUTORS, INC.	20,028,023.832	100.00%
ONE SECURITY BENEFIT PLACE
TOPEKA KS 66636-0001

NVIT Multi-Manager Small Company Fund Class I
SECURITY DISTRIBUTORS, INC.	26,495,561.654	98.56%
ONE SECURITY BENEFIT PLACE
TOPEKA KS 66636-0001

NVIT Multi-Manager Small Company Fund Class Y
NVIT CARDINAL BALANCED	227,758.330	28.09%
C/O CITI FUND SERVICES
3435 STELZER RD
COLUMBUS OH 43219

NVIT CARDINAL MODERATE	207,117.624	25.54%
C/O CITI FUND SERVICES
3435 STELZER RD
COLUMBUS OH 43219

NVIT CARDINAL CAPITAL APPRECIATION	205,884.198	25.39%
C/O CITI FUND SERVICES
3435 STELZER RD
COLUMBUS OH 43219

NVIT CARDINAL MODERATE AGGRESSIVE	152,729.765	18.83%
C/O CITI FUND SERVICES
3435 STELZER RD
COLUMBUS OH 43219

NVIT Multi-Manager Small Company Fund Class IV
NATIONWIDE INVESTMENT SERVICES CORP.	1,466,303.586	80.68%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

NATIONWIDE INVESTMENT SERVICES CORP.	351,069.910	19.32%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

NVIT Multi-Manager Small Company Fund Class II

SECURITY DISTRIBUTORS, INC.	3,694,002.534	100.00%
ONE SECURITY BENEFIT PLACE
TOPEKA KS 66636-0001

NVIT Multi-Manager Large Cap Growth Fund Class Y
NVIT CARDINAL CAPITAL APPRECIATION	4,847,421.505	23.09%
C/O CITI FUND SERVICES
3435 STELZER RD
COLUMBUS OH 43219

NVIT CARDINAL MODERATE	4,566,465.560	21.76%
C/O CITI FUND SERVICES
3435 STELZER RD
COLUMBUS OH 43219

NVIT CARDINAL BALANCED	4,170,180.041	19.87%
C/O CITI FUND SERVICES
3435 STELZER RD
COLUMBUS OH 43219

NVIT CARDINAL MODERATE AGGRESSIVE	3,906,261.632	18.61%
C/O CITI FUND SERVICES
3435 STELZER RD
COLUMBUS OH 43219

NATIONWIDE MUTUAL INSURANCE COMPANY	1,374,119.210	6.55%
1 NATIONWIDE PLAZA 1-33-13
ATTN DARREN R COBLE
COLUMBUS OH 43215-2220

NVIT CARDINAL MODERATE CONSERVATIVE	1,127,201.525	5.37%
C/O CITI FUND SERVICES
3435 STELZER RD
COLUMBUS OH 43219

NVIT Multi-Manager Mid Cap Growth Fund Class Y
NVIT CARDINAL CAPITAL APPRECIATION	1,991,930.810	25.04%
C/O CITI FUND SERVICES
3435 STELZER RD
COLUMBUS OH 43219

NVIT CARDINAL MODERATE AGGRESSIVE	1,692,813.689	21.28%
C/O CITI FUND SERVICES
3435 STELZER RD
COLUMBUS OH 43219

NVIT CARDINAL BALANCED	1,687,054.727	21.21%
C/O CITI FUND SERVICES
3435 STELZER RD
COLUMBUS OH 43219

NVIT CARDINAL MODERATE	1,539,594.990	19.36%
C/O CITI FUND SERVICES
3435 STELZER RD
COLUMBUS OH 43219

NVIT CARDINAL MODERATE CONSERVATIVE	569,951.783	7.17%
C/O CITI FUND SERVICES
3435 STELZER RD
COLUMBUS OH 43219

NVIT Multi-Manager Small Company Fund Class III

SECURITY DISTRIBUTORS, INC.	132,686.153	86.08%
ONE SECURITY BENEFIT PLACE TOPEKA KS 66636-
0001

NATIONWIDE INVESTMENT SERVICES CORP. C/O	21,455.953	13.92%
IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215